BLACKROCK FUNDS III

BlackRock LifePath® Dynamic Retirement Fund

BlackRock LifePath® Dynamic 2020 Fund

BlackRock LifePath® Dynamic 2025 Fund

BlackRock LifePath® Dynamic 2030 Fund

BlackRock LifePath® Dynamic 2035 Fund

BlackRock LifePath® Dynamic 2040 Fund

BlackRock LifePath® Dynamic 2045 Fund

BlackRock LifePath® Dynamic 2050 Fund

BlackRock LifePath® Dynamic 2055 Fund

BlackRock LifePath® Dynamic 2060 Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 3, 2019 to the Prospectuses of each Fund, dated April 30, 2019,

as supplemented to date

Effective immediately, each Prospectus is amended as follows:

The subsection entitled “Details About the Funds — Information about the Underlying Funds — Equity ETFs” of each Prospectus is amended to add the following underlying funds:

iShares International Developed Real Estate ETF seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets. The Fund seeks to track the investment results of the FTSE EPRA Nareit Developed ex-U.S. Index (the “Underlying Index”), which measures the stock performance of companies engaged in the ownership and development of real estate markets in developed countries (except for the U.S.) as defined by FTSE EPRA Nareit. As of April 30, 2018, the Underlying Index was comprised of stocks of companies in the following countries or regions: Australia, Austria, Belgium, Canada, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of April 30, 2018, the Underlying Index had a total market capitalization of approximately $595 billion. The Underlying Index may include large-, mid- or small-capitalization companies. As of April 30, 2018, a significant portion of the Underlying Index includes companies offering various real estate services, real estate operating companies and real estate investment trusts. The components of the Underlying Index are likely to change over time.

iShares U.S. Real Estate ETF seeks to track the investment results of an index composed of U.S. equities in the real estate sector. The Fund seeks to track the investment results of the Dow Jones U.S. Real Estate Index (the “Underlying Index”), which measures the performance of the real estate sector of the U.S. equity market, as defined by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”). The Underlying Index may include large-, mid- or small-capitalization companies. As of March 31, 2018, a significant portion of the Underlying Index is represented by real estate investment trusts. The components of the Underlying Index are likely to change over time.

Shareholders should retain this Supplement for future reference.

ALLPRO-LP-0719SUP